UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 22, 2005

Sigma Designs, Inc.
(Exact name of registrant as specified in its charter)

California	000-15116	94-2848099
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 California Circle
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 262-9003
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGMA DESIGNS, INC.

FORM 8-K

Item 2.02. Results of Operations and Financial Condition

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

On November 22, 2005, Sigma Designs, Inc. issued a press release reporting preliminary third quarter net revenues. The press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Sigma Designs, Inc., dated as of November 22 , 2005, entitled "Sigma Designs, Inc. Reports Third Quarter Results."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
SIGMA DESIGNS, INC.

By:	/s/ KIT TSUI
Kit Tsui Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

Date: November 22, 2005

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Sigma Designs, Inc., dated as of November 22 , 2005, entitled "Sigma Designs, Inc. Reports Third Quarter Results." PDF